EXHIBIT 10.18

                         INDEMNIFICATION, REIMBURSEMENT

                             AND SECURITY AGREEMENT

     THIS   INDEMNIFICATION,   REIMBURSEMENT   AND  SECURITY   AGREEMENT  (this

"Agreement"), dated as of January 14, 2002 between Sector Communications,  Inc.,

a Nevada  corporation  (the  "Company"),  eModel,  Inc., a Delaware  corporation

(hereinafter  together  with any  predecessor  entities,  the  "Subsidiary"  and together with the Company,  the "Debtors") and Cortes W. Randell,  a resident of the Commonwealth of Virginia (the " Secured Party").

     WHEREAS,  the Secured Party has  previously  executed and  delivered  those certain  guaranties  listed on  Exhibit A  attached  hereto  (the  "Guaranties")

pursuant  to  which  the  Secured  Party  has   guaranteed  the  payment  and/or

performance of certain obligations of the Debtors (the "Guaranteed  Agreements")

to  third  party  lenders,   lessors  and  other  creditors  identified  in  the

Guaranties; and

     WHEREAS,  it is a condition  precedent to the Secured Party's consenting to that certain  Agreement  and Plan of Merger dated January 14, 2002, by and among the  Debtors,  the Company,  Sector  Communications  Delaware,  Inc., a Delaware

corporation, and Mohamed Hadid (the "Merger Agreement"), and in consideration of

Secured Party's  relinquishing  certain voting control of the Debtors,  that the

Debtors agree to  indemnify,  hold harmless and reimburse the Secured Party with respect to any  amounts  paid from time to time by the  Secured  Party under the

Guaranties,  and that the Debtors secure their  obligations to the Secured Party by  granting a security  interest to the Secured  Party in the  collateral  more particularly described in this Agreement; and

     WHEREAS,  the Debtors have  benefited and will continue to benefit from the

Guaranties  by inducing  third party  lenders,  lessors and other  creditors  to extend  credit to the  Debtors  as set  forth in the  Guaranteed  Agreements  in reliance  on the  Guaranties,  which  extensions  of credit  would not have been available to the Debtors if the Secured Party had not issued the Guaranties, and the  Debtors  desire  to induce  the  Secured  Party to  consent  to the  Merger

Agreement and relinquish voting control of the Debtors  notwithstanding that the

Secured  Party shall remain  contingently  liable under the  Guaranties  to said creditors of the Debtors after  consummation of the transaction  contemplated in the Merger Agreement.

     NOW,  THEREFORE,  in  consideration  of the  Guaranties  and  the  promises contained herein and for other good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged,  the Debtors hereby agree that the foregoing  recitals are true and  correct,  and the Debtors  hereby  jointly and

severally   unconditionally  and  absolutely  agree  to  INDEMNIFY,   REIMBURSE,

EXONERATE,  DEFEND AND HOLD THE SECURED PARTY  HARMLESS from and against any and all indebtedness, damages, costs, expenses, obligations and liabilities of every kind and nature,  whether now existing or hereunder created or arising,  whether direct or indirect,  absolute or contingent,  which Secured Party pays or incurs under the Guaranties with respect to the Guaranteed Agreements,  including court costs and  reasonable  attorney's  fees  which  Secured  Party pays or incurs in connection  therewith,  together  with  interest  on any  such  amounts  paid or incurred  by the  Secured  Party  pursuant  to  the  Guaranties  as  hereinafter provided, all on the terms and conditions set forth in this Agreement.

     1.  DEFINITIONS.

The term "State", as used herein, means the Commonwealth of Virginia.  All terms defined in the Uniform  Commercial  Code of the State and used herein shall have the same definitions herein as specified therein.  However, if a term is defined in Article 9 of the Uniform  Commercial  Code of the State  differently  than in another Article of the Uniform  Commercial  Code of the State,  the term has the meaning specified in Article 9. The term  "Obligations",  as used herein,  means all of the  indebtedness,  obligations  and  liabilities  of the  Debtors to the

Secured Party,  individually or collectively,  whether direct or indirect, joint or  several,  absolute or  contingent,  due or to become  due,  now  existing or hereafter  arising,  under or in respect  of this  Agreement  or at common  law,

including without limitation the indemnity and reimbursement  obligations of the

Debtors to the Secured  Party  described  herein.  The term  "Default",  as used herein,  means  the  failure  of  the  Debtors  to  pay  or  perform  any of the

Obligations as and when due to be paid or performed.

     2.  GRANT  OF  SECURITY  INTEREST.

The  Debtors  hereby  grant to the  Secured  Party,  to secure the  payment  and performance  in full of all of the  Obligations,  a security  interest in and so pledges and assigns to the Secured  Party the following  properties,  assets and rights of the Debtor, wherever located,  whether now owned or hereafter acquired or  arising,  and all  proceeds  and  products  thereof  (all of the same  being hereinafter called the "Collateral"): all personal and fixture property of every kind and nature including  without  limitation all goods  (including  inventory,

equipment and any accessions thereto), instruments (including promissory notes),

documents, accounts (including health-care-insurance receivables), chattel paper

(whether  tangible or electronic),  deposit  accounts,  letter-of-credit  rights

(whether or not the letter of credit is evidenced by a writing), commercial tort claims,  securities and all other investment property,  supporting  obligations,

any other contract  rights or rights to the payment of money,  insurance  claims and proceeds,  and all general  intangibles  (including the Debtors' database of models  (the  "Database")  and  all  payment  intangibles).  The  Secured  Party acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Debtors' compliance with Sec.4.7.

     3.  AUTHORIZATION  TO  FILE  FINANCING  STATEMENTS.

The Debtors hereby irrevocably  authorize the Secured Party at any time and from time to  time  to file in any  filing  office  in any  Uniform  Commercial  Code jurisdiction any initial  financing  statements and amendments  thereto that (a)

indicate  the  Collateral  (i) as all assets of the  Debtors or words of similar effect,  regardless of whether any particular  asset comprised in the Collateral falls within the scope of Article 9 of the Uniform  Commercial Code of the State

or such  jurisdiction,  or (ii) as being of an  equal  or  lesser  scope or with greater  detail,  and (b)  provide any other  information  required by part 5 of

Article  9  of  the  Uniform  Commercial  Code  of  the  State,  or  such  other jurisdiction,  for the sufficiency or filing office  acceptance of any financing statement  or  amendment,  including  (i)  whether  any  of  the  Debtors  is an organization,  the type of organization  and any  organizational  identification number  issued to the Debtors  and,  (ii) in the case of a  financing  statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber  to be cut,  a  sufficient  description  of real  property  to which  the

Collateral  relates.  The Debtors agree to furnish any such  information  to the

Secured Party promptly upon the Secured Party's request.

     4.  OTHER  ACTIONS.

To further the attachment,  perfection and first priority of, and the ability of the Secured  Party to  enforce,  the Secured  Party's  security  interest in the

Collateral,  and without  limitation on the Debtors'  other  obligations in this

Agreement,  the Debtors agree, in each case at the Debtors' expense, to take the following actions with respect to the following Collateral:

          4.1. PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If the Debtors shall at any time hold or acquire any promissory  notes or tangible chattel paper, the

Debtors  shall  forthwith  endorse,  assign and  deliver the same to the Secured

Party,  accompanied by such  instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

          4.2.  DEPOSIT  ACCOUNTS.  For each deposit account that the Debtors at any time open or maintain, the Debtors shall, at the Secured Party's request and option,  pursuant to an  agreement  in form and  substance  satisfactory  to the

Secured Party, cause the depositary bank to comply at any time with instructions from the Secured Party to such  depositary  bank  directing the  disposition  of funds  from time to time  credited  to such  deposit  account,  without  further consent of the  Debtors.  The Secured  Party  agrees  with the Debtors  that the

Secured Party shall not give any such  instructions  or withhold any  withdrawal rights from the Debtors,  unless  Default has occurred.  The  provisions of this paragraph shall not apply to (i) any deposit account for which the Debtors,  the depositary  bank and the  Secured  Party  have  entered  into a cash  collateral agreement  specially  negotiated among the Debtors,  the depositary bank and the

Secured Party for the specific purpose set forth therein, (ii) a deposit account for which the Secured Party is the depositary bank and is in automatic  control,

and (iii) deposit accounts  specially and exclusively used for payroll,  payroll taxes and other employee wage and benefit  payments to or for the benefit of the

Debtors' salaried employees.

          4.3.  INVESTMENT  PROPERTY.  If the Debtors  shall at any time hold or acquire any certificated securities, the Debtors shall forthwith endorse, assign and deliver the same to the Secured Party,  accompanied  by such  instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.  If any securities now or hereafter acquired by the Debtors are uncertificated  and are issued to the Debtors or their  nominee  directly by the issuer thereof,  the Debtors shall immediately  notify the Secured Party thereof and, at the Secured Party's request and option, pursuant to an agreement in form and substance  satisfactory to the Secured Party, either (a) cause the issuer to agree to comply with  instructions from the Secured Party as to such securities,

without further  consent of the Debtors or such nominee,  or (b) arrange for the

Secured Party to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or  hereafter  acquired  by the  Debtors  are held by the  Debtors  or their nominee through a securities intermediary or commodity intermediary, the Debtors shall  immediately  notify the Secured Party thereof and, at the Secured Party's request and option,  pursuant to an agreement in form and substance satisfactory to the Secured Party,  either (i) cause such securities  intermediary or (as the case may be) commodity  intermediary to agree to comply with entitlement  orders or other instructions from the Secured Party to such securities  intermediary as to such  securities  or other  investment  property,  or (as the case may be) to apply any value distributed on account of any commodity  contract as directed by the Secured Party to such commodity  intermediary,  in each case without further consent of the Debtors or such nominee,  or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the  Secured  Party to  become  the  entitlement  holder  with  respect  to such investment property, with the Debtors being permitted,  only with the consent of the Secured  Party,  to exercise  rights to withdraw or otherwise deal with such investment property.  The Secured Party agrees with the Debtors that the Secured

Party shall not give any such  entitlement  orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any  withdrawal or dealing rights by the Debtors, unless Default has occurred. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the

Secured Party is the securities intermediary.

          4.4. COLLATERAL IN THE POSSESSION OF A BAILEE. If any Collateral is at

any time in the possession of a bailee,  the Debtors shall  promptly  notify the

Secured  Party  thereof and, at the Secured  Party's  request and option,  shall promptly  obtain  an  acknowledgement  from the  bailee,  in form and  substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured  Party,  and that such bailee  agrees to comply,  without further consent of the Debtors,  with  instructions from the Secured Party as to such  Collateral.  The Secured  Party  agrees with the Debtors  that the Secured

Party shall not give any such instructions unless Default has occurred.

          4.5. ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If the Debtors

at any time hold or acquire an interest in any  electronic  chattel paper or any

"transferable  record,"  as that term is defined in Section  201 of the  federal

Electronic  Signatures in Global and National  Commerce Act, or in Sec.16 of the

Uniform Electronic  Transactions Act as in effect in any relevant  jurisdiction,

the Debtors shall promptly  notify the Secured Party thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control,  under Sec.9-105 of the

Uniform  Commercial  Code,  of such  electronic  chattel  paper or control under

Section 201 of the federal Electronic Signatures in Global and National Commerce

Act or, as the case may be, Sec.16 of the Uniform  Electronic  Transactions Act,

as so in effect in such jurisdiction,  of such transferable  record. The Secured

Party agrees with the Debtors that the Secured Party will  arrange,  pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the  Secured  Party's  loss of  control,  for the  Debtors to make alterations to the electronic  chattel paper or  transferable  record  permitted under  UCC  Sec.9-105  or,  as the  case  may  be,  Section  201 of the  federal

Electronic  Signatures  in Global  and  National  Commerce  Act or Sec.16 of the

Uniform Electronic  Transactions Act for a party in control to make without loss of control, unless a Default has occurred.

          4.6.   LETTER-OF-CREDIT  RIGHTS.  If  the  Debtors  are  at  any  time beneficiaries  under a letter of credit,  the Debtors shall promptly  notify the

Secured Party thereof and, at the request and option of the Secured  Party,  the

Debtors shall,  pursuant to an agreement in form and substance  satisfactory  to the Secured Party,  either (i) arrange for the issuer and any confirmer or other nominated  person of such  letter of credit to consent to an  assignment  to the

Secured  Party of the  proceeds of the letter of credit or (ii)  arrange for the

Secured Party to become the transferee beneficiary of the letter of credit, with the Secured  Party  agreeing,  in each case,  that the proceeds of the letter to credit are to be applied as provided herein.

          4.7.  COMMERCIAL TORT CLAIMS. If the Debtors shall at any time hold or acquire a  commercial  tort claim,  the  Debtors  shall  immediately  notify the

Secured Party in a writing signed by the Debtors of the particulars  thereof and grant to the Secured  Party in such writing a security  interest  therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

          4.8. OTHER ACTIONS AS TO ANY AND ALL  COLLATERAL.  The Debtors further agree, at the request and option of the Secured Party, to take any and all other actions  the  Secured  Party may  determine  to be  necessary  or useful for the attachment,  perfection  and first  priority  of, and the ability of the Secured

Party to enforce,  the Secured Party's  security  interest in any and all of the

Collateral,  including, without limitation, (a) executing, delivering and, where appropriate,  filing financing  statements and amendments relating thereto under the Uniform  Commercial Code, to the extent, if any, that the Debtors' signature thereon is required  therefor,  (b) causing the Secured Party's name to be noted

as secured party on any  certificate of title for a titled good if such notation is a condition  to  attachment,  perfection  or  priority  of, or ability of the

Secured  Party  to  enforce,  the  Secured  Party's  security  interest  in such

Collateral,  (c)  complying  with any  provision of any statute,  regulation  or treaty  of the  United  States  as to any  Collateral  if  compliance  with such provision is a condition to attachment, perfection or priority of, or ability of the Secured  Party to enforce,  the Secured  Party's  security  interest in such

Collateral,  (d) obtaining governmental and other third party waivers,  consents and approvals in form and substance  satisfactory  to Secured Party,  including,

without  limitation,  any  consent  of any  licensor,  lessor  or  other  person obligated on Collateral,  (e) obtaining waivers from mortgagees and landlords in form and substance  satisfactory to the Secured Party and (f) taking all actions under any earlier  versions of the  Uniform  Commercial  Code or under any other law, as  reasonably  determined  by the Secured  Party to be  applicable  in any relevant Uniform  Commercial Code or other  jurisdiction,  including any foreign jurisdiction.

     5.  INDEMNITY.

The Debtors hereby jointly and severally unconditionally and absolutely agree to indemnify,  reimburse,  exonerate and hold the Secured  Party  harmless from and against any and all  indebtedness,  damages,  costs,  expenses,  obligations and liabilities of every kind and nature,  whether now existing or hereunder created or arising,  whether direct or indirect,  absolute or contingent,  which Secured

Party  pays or incurs  under  the  Guaranties  with  respect  to the  Guaranteed

Agreements,  including court costs and reasonable  attorney's fees which Secured

Party pays or incurs in connection therewith, together with interest on any such amounts  paid or incurred by the Secured  Party  pursuant to the  Guaranties  as hereinafter provided.

          5.1.  GUARANTEED  AGREEMENTS.  Debtors  covenant  and agree to pay and perform  their  liabilities  and  obligations  under the  Guaranteed  Agreements promptly as and when the same shall become due thereunder, and Debtors shall not commit nor permit to occur any default under the  provisions  of the  Guaranteed

Agreements.  The Secured Party shall notify the Debtors in writing of any notice or demand for payment or performance  received by the Secured Party under any of the  Guaranties  from any  creditor  thereunder.  Any such notice by the Secured

Party shall be given in  accordance  with Section 9.05 of the Merger  Agreement,

and notice to either the Company or Subsidiary  shall  constitute  notice to the other.  Debtors hereby jointly and severally agree that they shall promptly (and in any event within ten (10) days after such notice from the Secured  Party) pay or perform their respective  obligations  under the Guaranteed  Agreements as to which payment or performance  has been demanded from the Secured Party under the respective  Guaranty(ies).  If the Debtors in good faith  dispute  whether  such payment or performance is in fact due under the Guaranteed Agreements,  then the

Debtors may contest the same in accordance with any contest procedures set forth in the Guaranteed  Agreements or applicable law, provided that the Debtors shall diligently  and  continuously  pursue the contest to  resolution,  and  provided further  that the  Debtors  shall  deposit  with the Secured  Party  within said

ten-day  period   immediately   available  funds,  or  other  liquid  collateral

acceptable to the Secured Party in his sole discretion, in an amount or having a value  equal  to  150%  of the  amount  or  value  of the  disputed  payment  or performance as additional security for the Debtors'  Obligations  hereunder.  If the Debtors' contested  obligation is not resolved with the respective  creditor within  sixty (60) days after such  notice  from the  Secured  Party,  or if the contest is resolved adversely to the Debtors,  then the Secured Party shall have the right to apply such deposited funds (and/or to sell the deposited collateral and apply the  proceeds  thereof)  against the payment  and  performance  of the

Debtor's  obligations under the Guaranteed  Agreements that were demanded of the

Secured Party under the respective Guaranty(ies).

          5.2.  DEFENSE OF CLAIMS.  The Debtors  jointly and severally  agree to defend and hold the Secured Party harmless against any liability for the payment or performance of any Guaranteed  Agreements  pursuant to any of the Guaranties,

including  court costs and attorneys  fees paid or incurred by the Secured Party in defending against any claim against the Secured Party by any creditor for any such payment or performance  under any of the Guaranties.  The Secured Party may assent to be defended against any such claim by the Debtors' legal counsel,  but the Secured Party may at any time in his sole  discretion  engage separate legal counsel of his own  selection to defend the Secured  Party  against such claims,

but in any event the Secured Party shall have the right to direct the conduct of his defense,  and the payment of all costs of such defense by any counsel  shall be included in the  Obligations of the Debtors under this Agreement and shall be payable upon demand by the Secured Party from time to time.

          5.3.  REIMBURSEMENT.  The Secured  Party  shall  notify the Debtors in writing of any payment or performance  of any  Guaranteed  Agreement made by the

Secured Party under any of the Guaranties pursuant to any demand by any creditor thereunder.  Any such notice by the Secured  Party shall be given in  accordance with Section 9.05 of the Merger  Agreement,  and notice to either the Company or

Subsidiary  shall  constitute  notice to the other.  Debtors  hereby jointly and severally  agree that they shall promptly (and in any event within ten (10) days after such notice from the Secured  Party)  reimburse  the Secured Party for the full  amount of any such  payment,  or the full  amount  paid or incurred by the

Secured  Party in  performing  the  demanded  obligations  under the  Guaranteed

Agreements,  together with interest thereon from the date so paid or incurred by the Secured Party until the date fully  reimbursed by the Debtors at the rate of seven percent (7%) per annum.  All amounts  payable  hereunder  (including  such interest) shall be payable by wire transfer of immediately available funds to an account  designated  by the Secured Party or by certified or official bank check payable to the Secured Party sent to the Secured Party by nationally  recognized overnight  courier  service at the address of the Secured  Party as set forth on the  signature  page  hereto or such  other  address as shall be  designated  in writing by the Secured Party to the Debtors. All payments shall be applied first to unpaid  interest,  next to costs and expenses  incurred by the Secured Party,

and thereafter to the principal amount of the Obligations.

          5.4.  COSTS AND EXPENSES.  Debtors agree to pay, upon Secured  Party's demand  therefor,  any and all costs,  fees and expenses  (including  reasonable attorney's fees, costs and expenses)  incurred by Secured Party (i) in enforcing any of Secured Party's rights hereunder,  and (ii) in representing Secured Party in any litigation, contest, suit or dispute, or to commence, defend or intervene or to take any action with respect to any litigation,  contest,  suit or dispute

(whether  instituted by Secured  Party,  Debtors or any other person) in any way relating to the Guaranteed  Agreements and to the extent not paid the same shall become part of the  Obligations  hereunder.  Enforcement  costs and interest are included in the "Obligations"  and secured by the applicable  provisions of this

Agreement.

          5.5. UNCONDITIONAL  OBLIGATIONS.  Debtors' obligations hereunder shall be unconditional and shall not subject to any defense,  setoff,  counterclaim or recoupment whatsoever,  irrespective of the genuineness, validity, regularity or enforceability of the Guaranteed  Agreements or the Guaranties or any conduct of

Debtors  or the  Secured  Party  which  might  constitute  a legal or  equitable discharge of a surety, guarantor or guaranty.

          5.6.  RELIANCE.  Secured  Party may  continue  to act in  reliance  on

Debtors'  indemnification  and  hold  harmless  provisions  hereunder,  and this

Agreement  shall remain in full force and effect with respect to the Obligations until all amounts to be paid and actions to be  performed  by Debtors  under the

Guaranteed  Agreements  have  been  paid and  performed  in full,  or all of the

Guaranties  shall have been  released  in writing  by the  respective  creditors thereunder.  Notwithstanding anything herein to the contrary, Debtors agree that this Agreement shall continue to be effective or be reinstated,  as the case may be, if at any time  payment,  or any part  thereof,  by the  Debtors  under this

Agreement  is set aside,  rescinded,  or must  otherwise  be returned by Secured

Party for any reason, including the insolvency,  bankruptcy or reorganization of

Debtors or any other person or entity,  and this Agreement  shall be binding and enforceable as though such returned or rescinded payment had never been made.

          5.7. NO IMPAIRMENT.  The liability of Debtors  hereunder  shall not be affected or impaired by, and Secured  Party is hereby  expressly  authorized  to make from time to time, without notice to anyone,  any sale, pledge,  surrender,

compromise, release, renewal, extension, modification or other disposition of or with respect to the  Obligations or this Agreement or any security or collateral therefor, and such liability shall not be affected or impaired by any acceptance by Secured Party of any security for, or other  guarantors of, the  Obligations,

or by any forbearance or indulgence by Secured Party in the collection of or any failure,  neglect or  omission  on its part to realize  upon any  collateral  or security therefor,  or to enforce any lien upon or right of appropriation of any monies, credits or property of Debtors in the possession of Secured Party, or by any application of payments or credits on the  Obligations.  Any and all monies,

credits or other  property  belongings to Debtors in the possession or under the control  of  Secured  Party from time to time may be  appropriated  and  applied against the liability of Debtors hereunder.

          5.8. WAIVERS. Each of the Debtors hereby severally waives presentment,

protest,  demand,  notice of dishonor or default,  notice of  acceptance of this

Agreement,  notice of any  extensions  granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this Agreement or the Obligations. No delay on the part of Secured Party in the exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.  No action by Secured  Party  permitted  hereunder shall in any way impair or affect this  Agreement.  As  condition  to payment or performances  by  Debtors  under  this  Agreement,  Secured  Party  shall not be required to, and Debtors  hereby waive any rights to require  Secured  Party to,

prosecute  or seek to enforce any  remedies  against  any other party  liable to

Secured Party on account of the  Guaranties,  the  Guaranteed  Agreements or the

Obligations  or to  require  Secured  Party to seek to  enforce or resort to any remedies with respect to any security interests,  liens or encumbrances  granted to Secured Party by Debtors or any other party on account of the Obligations.

          5.9. SUBROGATION.  In addition to the other rights and remedies of the

Secured Party hereunder,  to the extent that the Secured Party makes any payment or renders any performance under a Guaranteed Agreement demanded by any creditor of the Debtors  pursuant to any of the  Guaranties,  the Secured  Party shall be subrogated  to the  fullest  extent  provided by  applicable  law to all claims,

rights and  remedies  of such  creditor  against  the Debtors in respect of such

Guaranteed Agreement, including any liens or security interests in favor of such creditor,  and the Debtors shall not be released or  discharged  with respect to any such claim, right, remedy, lien or security interest until the Debtors shall have  repaid  and  reimbursed  the  Secured  Party in full for such  payment  or performance  by the Secured  Party in  accordance  with the  provisions  of this

Agreement.

     6. TERMINATION. Subject to Section 5.6, this Agreement shall terminate when all  amounts  to be paid and  actions  to be  performed  by  Debtors  under  the

Guaranteed  Agreements  have  been  paid and  performed  in full,  or all of the

Guaranties  shall have been  released  in writing  by the  respective  creditors

Thereunder

     7.  COVENANTS  CONCERNING  DEBTORS'  LEGAL  STATUS.

     The  Debtors  covenant  with the  Secured  Party as  follows:  (a)  without providing  at least 30 days  prior  written  notice to the  Secured  Party,  the

Debtors  will not change  their name,  place of  business  or, if more than one,

chief   executive   office,   or  their   mailing   address  or   organizational

identification  number  if they  have  one,  (b) if the  Debtors  do not have an organizational  identification  number and later obtain one,  the Debtors  shall forthwith notify the Secured Party of such organizational identification number,

and (c) the Debtors will not change their type of organization,  jurisdiction of organization or other legal structure.

     8.  REPRESENTATIONS  AND  WARRANTIES  CONCERNING  COLLATERAL,  ETC.

     The  Debtors further represent and warrant to the Secured Party as follows:

(a) the Debtors are the owner of the Collateral, free from any right or claim or any person or any adverse lien,  security interest or other encumbrance,  except for the security interest created by this Agreement,  (b) none of the Collateral

constitutes,   or  is  the   proceeds   of,   "farm   products"  as  defined  in

Sec.9-102(a)(34)  of the Uniform  Commercial Code of the State,  (c) none of the account  debtors  or  other  persons  obligated  on any of the  Collateral  is a governmental  authority covered by the Federal  Assignment of Claims Act or like federal,  state or local statute or rule in respect of such Collateral,  (d) the

Debtors hold no  commercial  tort claim  except as  indicated on the  Perfection

Certificate,  and (e) the Debtors  have at all times  operated  its  business in compliance  with all applicable  provisions of the federal Fair Labor  Standards

Act, as amended, and with all applicable provisions of federal,  state and local statutes and ordinances dealing with the control,  shipment, storage or disposal of hazardous materials or substances, (f) all other information set forth on the

Perfection  Certificate  pertaining to the  Collateral is accurate and complete,

and (g) that  there  has  been no  change  in any  information  provided  in the

Perfection Certificate since the date on which it was executed by the Debtors.

     9.  COVENANTS  CONCERNING  COLLATERAL,  ETC.

     THE Debtors  further  covenant with the Secured  Party as follows:  (a) the

Collateral,  to the extent not delivered to the Secured Party pursuant to Sec.4,

will be kept at those  locations  listed on the Perfection  Certificate  and the

Debtors will not remove the Collateral from such locations, without providing at least 30 days prior  written  notice to the  Secured  Party,  (b) except for the security  interest  herein  granted,  the  Debtors  shall  be the  owner  of the

Collateral  free  from any right or claim of any other  person,  lien,  security interest or other encumbrance, and the Debtors shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) the Debtors shall not pledge, mortgage or create,  or suffer to exist any right of any person in or claim by any person to  the  Collateral,  or any  security  interest,  lien  or  encumbrance  in the

Collateral in favor of any person, other than the Secured Party, (d) the Debtors will keep the  Collateral  in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Debtors will permit the Secured Party, or its designee,  to inspect the Collateral at any reasonable time,  wherever  located,  (f) the Debtors will pay promptly when due all taxes,

assessments,  governmental charges and levies upon the Collateral or incurred in connection  with  the  use or  operation  of  such  Collateral  or  incurred  in connection  with this Agreement,  (g) the Debtors will continue to operate,  its business in compliance with all applicable  provisions of the federal Fair Labor

Standards Act, as amended, and with all applicable provisions of federal,  state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Debtors will not sell or otherwise dispose,  or offer to sell or otherwise dispose,  of the Collateral or any  interest  therein  except for (i) sales of  inventory  and  licenses  of general  intangibles  other than the Database in the ordinary course of business and (ii) so long as no Default  has  occurred,  sales or other  dispositions  of obsolescent items of equipment consistent with past practices.

     10.  INSURANCE.

          10.1.  MAINTENANCE  OF  INSURANCE.  The  Debtors  will  maintain  with

financially  sound  and  reputable   insurers  insurance  with  respect  to  its

properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar  geographic  areas. Such insurance shall be in such minimum amounts that the Debtors will not be deemed a co-insurer  under  applicable  insurance  laws,

regulations  and policies and otherwise  shall be in such amounts,  contain such terms,  be in  such  forms  and  be  for  such  periods  as  may  be  reasonably satisfactory  to the Secured Party.  In addition,  all such  insurance  shall be payable to the Secured Party as loss payee. Without limiting the foregoing,  the

Debtors will (i) keep all of its  physical  property  insured  with  casualty or physical  hazard  insurance on an "all risks"  basis,  with broad form flood and earthquake  coverages  and  electronic  data  processing  coverage,  with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to

100% of the full  replacement  cost of such  property,  (ii)  maintain  all such workers'  compensation or similar  insurance as may be required by law and (iii)

maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar  activities in similar  geographic areas,  general public liability  insurance  against claims of bodily injury,  death or property damage  occurring,  on,  in or about the  properties  of the  Debtors;  business interruption insurance; and product liability insurance.

          10.2.  INSURANCE  PROCEEDS.  The proceeds of any casualty insurance in respect of any  casualty  loss of any of the  Collateral  shall,  subject to the rights,  if any,  of other  parties  with an  interest  having  priority  in the property covered thereby,  (i) so long as no Default has occurred,  be disbursed to the Debtors  for direct  application  by the Debtors  solely to the repair or replacement  of the Debtors'  property so damaged or  destroyed  and (ii) in all other  circumstances,  be held by the Secured Party as cash  collateral  for the

Obligations.  The Secured  Party may, at its sole option,  disburse from time to time all or any part of such  proceeds  so held as cash  collateral,  upon  such terms and conditions as the Secured Party may reasonably  prescribe,  for direct application  by the Debtors  solely to the repair or replacement of the Debtors'

property so damaged or destroyed, or the Secured Party may apply all or any part of such proceeds to the Obligations.

          10.3.  CONTINUATION  OF  INSURANCE.  All policies of  insurance  shall provide for at least 60 days prior  written  cancellation  notice to the Secured

Party. In the event of failure by the Debtors to provide and maintain  insurance as herein provided, the Secured Party may, at its option, provide such insurance and charge the amount  thereof to the  Debtors.  The Debtors  shall  furnish the

Secured Party with certificates of insurance and policies evidencing  compliance with the foregoing insurance provision.

     11.  COLLATERAL  PROTECTION  EXPENSES;  PRESERVATION  OF  COLLATERAL.

          11.1.  EXPENSES  INCURRED BY SECURED  PARTY.  In the  Secured  Party's

discretion,  if the Debtors fail to do so, the Secured Party may discharge taxes and other  encumbrances  at any time levied or placed on any of the  Collateral,

maintain  any of the  collateral,  make  repairs  thereto and pay any  necessary filing fees or insurance  premiums.  The Debtors agrees to reimburse the Secured

Party on demand for all  expenditures  so made.  The Secured Party shall have no obligation  to the Debtors to make any such  expenditures,  nor shall the making thereof be construed as the waiver or cure of any Default.

          11.2. SECURED PARTY'S  OBLIGATIONS AND DUTIES.  Anything herein to the contrary  notwithstanding,  the Debtors shall remain  obligated and liable under each  contract  or  agreement  comprised  in the  Collateral  to be  observed or performed  by the  Debtors  thereunder.  The  Secured  Party  shall not have any obligation  or  liability  under any such  contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the  Collateral,  nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtors under or pursuant to any such contract or agreement,  to make inquiry as to the nature or sufficiency of any payment  received by the Secured Party in respect of the Collateral or as to the  sufficiency  of any  performance by any party under any such contract or agreement,  to  present or file any  claim,  to take any  action to enforce  any performance  or to  collect  the  payment  of any  amounts  which  may have been assigned to the Secured  Party or to which the Secured  Party may be entitled at any time or times.  The Secured  Party's  sole duty with respect to the custody,

safe keeping and physical  preservation  of the  Collateral  in its  possession,

under Sec.9-207 of the Uniform Commercial Code of the State or otherwise,  shall be to deal with such  Collateral  in the same manner as the Secured  Party deals with similar property for its own account.

     12.  SECURITIES  AND  DEPOSITS.

     The  Secured  Party may at any time  following  a Default,  at its  option,

transfer  to itself  or any  nominee  any  securities  constituting  Collateral,

receive  any income  thereon and hold such income as  additional  Collateral  or apply it to the Obligations. Whether or not any Obligations are due, the Secured

Party may following a Default demand,  sue for, collect,  or make any settlement or  compromise  which  it  deems  desirable  with  respect  to  the  Collateral.

Regardless  of  the  adequacy  of  Collateral  or any  other  security  for  the

Obligations,  any deposits or other sums at any time credited by or due from the

Secured  Party to the  Debtors  may at any time be applied to or set off against any of the Obligations then due and owing.

     13.  NOTIFICATION  TO  ACCOUNT  DEBTORS  AND  OTHER  PERSONS  OBLIGATED  ON

COLLATERAL.

     If a Default shall have  occurred,  the Debtors  shall,  at the request and option of the Secured Party,  notify account debtors and other persons obligated on any of the  Collateral  of the security  interest of the Secured Party in any account,  chattel paper, general intangible,  instrument or other Collateral and that  payment  thereof is to be made  directly  to the  Secured  Party or to any financial  institution  designated by the Secured  Party as the Secured  Party's agent  therefor,  and the  Secured  Party may  itself,  if a Default  shall have occurred without notice to or demand upon the Debtors, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such  notification,  the  Debtors  shall hold any  proceeds of collection of accounts,  chattel paper,  general  intangibles,  instruments  and other  Collateral  received  by the  Debtors as trustee  for the  Secured  Party without  commingling the same with other funds of the Debtors and shall turn the same over to the Secured Party in the identical form received, together with any necessary  endorsements  or  assignments.  The  Secured  Party  shall  apply the

proceeds  of  collection  of  accounts,   chattel  paper,  general  intangibles,

instruments  and  other  Collateral   received  by  the  Secured  Party  to  the

Obligations,  such proceeds to be  immediately  credited  after final payment in cash or other immediately available funds of the items giving rise to them.

     14.  POWER  OF  ATTORNEY.

          14.1.  APPOINTMENT  AND POWERS OF SECURED  PARTY.  The Debtors  hereby irrevocably  constitute  and appoint the Secured  Party and any officer or agent

thereof,   with   full   power  of   substitution,   as  its  true  and   lawful

attorneys-in-fact  with full  irrevocable  power and  authority in the place and stead of the  Debtors or in the  Secured  Party's  own name,  for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all  documents and  instruments  that may be necessary or useful to accomplish the purposes of this Agreement  and,  without  limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Debtors,  without  notice to or assent by the  Debtors,  to do the following:

               (a)  upon  the  occurrence  of  a  Default,  generally  to  sell,

transfer,  pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform

Commercial  Code of the State and as fully and  completely as though the Secured

Party  were the  absolute  owner  thereof  for all  purposes,  and to do, at the

Debtors'  expense,  at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party's security  interest  therein,  in order to effect the intent of this  Agreement,  all at least as fully and  effectively as the  Debtors  might  do,  including,  without  limitation,  (i) the  filing  and prosecuting  of  registration  and transfer  applications  with the  appropriate federal,  state,  local  or  other  agencies  or  authorities  with  respect  to trademarks,  copyrights  and  patentable  inventions  and  processes,  (ii) upon written  notice to the Debtors,  the  exercise of voting  rights with respect to voting  securities,  which  rights may be  exercised,  if the  Secured  Party so elects,  with a view to causing the  liquidation  of assets of the issuer of any such securities, and (iii) the execution,  delivery and recording, in connection with any sale or  other  disposition  of any  Collateral,  of the  endorsements,

assignments or other  instruments of conveyance or transfer with respect to such

Collateral; and

               (b) to the extent that the Debtors'  authorization given in Sec.3 is not sufficient,  to file such financing  statements with respect hereto, with or  without  the  Debtors'  signature,  or a  photocopy  of  this  Agreement  in

substitution  for  a  financing  statement,   as  the  Secured  Party  may  deem

appropriate  and to execute in the Debtors' name such  financing  statements and amendments  thereto and  continuation  statements which may require the Debtors'

signature.

          14.2.  RATIFICATION  BY DEBTORS.  To the extent  permitted by law, the

Debtors hereby ratify all that said  attorneys  shall lawfully do or cause to be done by  virtue  hereof.  This  power of  attorney  is a power  coupled  with an interest and is irrevocable.

          14.3. NO DUTY ON SECURED  PARTY.  The powers  conferred on the Secured

Party  hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise  of such  powers,  and neither it nor any of its  officers,  directors,

employees or agents shall be  responsible  to the Debtors for any act or failure to act,  except  for  the  Secured  Party's  own  gross  negligence  or  willful misconduct.

     15.  RIGHTS  AND  REMEDIES.

     If Default shall have occurred, the Secured Party, without any other notice to or demand  upon the Debtors  have in any  jurisdiction  in which  enforcement hereof is sought,  in addition to all other rights and remedies,  the rights and remedies of a secured party under the Uniform  Commercial  Code of the State and any  additional  rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including,  without limitation,

the right to take possession of the Collateral, and for that purpose the Secured

Party may,  so far as the Debtors can give  authority  therefor,  enter upon any premises on which the Collateral may be situated and remove the same  therefrom.

The Secured Party may in its  discretion  require the Debtors to assemble all or

any  part  of  the   Collateral  at  such  location  or  locations   within  the

jurisdiction(s) of the Debtors'  principal  office(s) or at such other locations as the  Secured  Party  may  reasonably  designate.  Unless  the  Collateral  is perishable or threatens to decline speedily in value or is of a type customarily sold on a  recognized  market,  the  Secured  Party shall give to the Debtors at least  five  Business  Days  prior  written  notice of the time and place of any public sale of  Collateral  or of the time after  which any private  sale or any other intended  disposition is to be made. The Debtors hereby  acknowledges that five  Business  Days  prior  written  notice  of such  sale or  sales  shall  be reasonable notice. In addition, the Debtors waive any and all rights that it may have to a judicial  hearing in advance of the  enforcement of any of the Secured

Party's rights and remedies hereunder,  including, without limitation, its right following Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

     16.  STANDARDS  FOR  EXERCISING  RIGHTS  AND  REMEDIES.

     To the extent that  applicable  law imposes  duties on the Secured Party to exercise remedies in a commercially  reasonable manner, the Debtors  acknowledge and agree that it is not commercially  unreasonable for the Secured Party (a) to fail to incur  expenses  reasonably  deemed  significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or  work  in  process  into  finished  goods  or  other  finished  products  for disposition, (b) to fail to obtain third party consents for access to Collateral to be  disposed  of, or to obtain or, if not  required  by other law, to fail to obtain governmental or third party consents for the collection or disposition of

Collateral  to be collected  or disposed of, (c) to fail to exercise  collection remedies against account debtors or other persons  obligated on Collateral or to fail  to  remove  liens  or  encumbrances  on  or  any  adverse  claims  against

Collateral,  (d) to exercise  collection  remedies  against  account debtors and other persons obligated on Collateral  directly or through the use of collection agencies and other  collection  specialists,  (e) to advertise  dispositions  of

Collateral through publications or media of general circulation,  whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same  business  as the  Debtors,  for  expressions  of interest in acquiring  all or any  portion  of the  Collateral,  (g)  to  hire  one or  more professional auctioneers to assist in the disposition of Collateral,  whether or not the collateral is of a specialized  nature,  (h) to dispose of Collateral by utilizing  Internet  sites that  provide  for the auction of assets of the types included in the Collateral or that have the  reasonable  capability of doing so,

or that  match  buyers  and  sellers  of  assets,  (i) to  dispose  of assets in wholesale rather than retail markets,  (j) to disclaim  disposition  warranties,

(k) to purchase  insurance or credit  enhancements  to insure the Secured  Party against risks of loss,  collection or disposition of Collateral or to provide to the Secured  Party a guaranteed  return from the  collection or  disposition  of

Collateral,  or (l) to the extent deemed  appropriate by the Secured  Party,  to obtain the services of other brokers, investment bankers,  consultants and other professionals  to assist the Secured Party in the  collection or  disposition of any of the Collateral.  The Debtors acknowledge that the purpose of this Sec. 16 is to provide  non-exhaustive  indications  of what  actions or omissions by the

Secured  Party  would  fulfill  the  Secured  Party's  duties  under the Uniform

Commercial Code or other law of the State or any other relevant  jurisdiction in the Secured Party's  exercise of remedies  against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties  solely on account of not being  indicated in this Sec. 16.  Without limitation  upon the  foregoing,  nothing  contained  in this  Sec.  16 shall be construed  to grant any  rights to the  Debtors  or to impose  any duties on the

Secured  Party that would not have been granted or imposed by this  Agreement or by applicable law in the absence of this Sec. 16.

     17.  NO  WAIVER  BY  SECURED  PARTY,  ETC.

     The  Secured  Party shall not be deemed to have waived any of its rights or remedies  in respect of the  Obligations  or the  Collateral  unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in  exercising  any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion  shall not be construed as a bar to or waiver of any right or remedy on any future  occasion.  All rights and remedies of the Secured Party with respect to the Obligations or the Collateral,  whether  evidenced hereby or by any other instrument  or papers,  shall be  cumulative  and may be  exercised  singularly,

alternatively, successively or concurrently at such time or at such times as the

Secured Party deems expedient.

     18.  SURETYSHIP  WAIVERS  BY  DEBTORS.

     The Debtors waive  demand,  notice,  protest,  notice of acceptance of this

Agreement,  notice  of loans  made,  credit  extended,  Collateral  received  or delivered  or other action  taken in reliance  hereon and all other  demands and notices  of any  description.  With  respect  to both  the  Obligations  and the

Collateral,  the Debtors assent to any extension or  postponement of the time of payment or any other indulgence, to any substitution,  exchange or release of or failure to perfect any security  interest in any Collateral,  to the addition or release  of  any  party  or  person  primarily  or  secondarily  liable,  to the acceptance  of partial  payment  thereon  and the  settlement,  compromising  or adjusting  of any  thereof,  all in such manner and at such time or times as the

Secured Party may deem advisable. The Secured Party shall have no duty as to the collection  or  protection  of the  Collateral  or  any  income  therefrom,  the preservation of rights against prior parties,  or the preservation of any rights pertaining  thereto  beyond the safe custody  thereof as set forth in Sec. 11.2.

The Debtors further waive any and all other suretyship defenses.

     19.  MARSHALLING.

     The  Secured  Party  shall not be required to marshal any present or future collateral  security (including but not limited to the Collateral) for, or other assurances  of payment of, the  Obligations  or any of them or to resort to such collateral  security or other assurances of payment in any particular order, and all of its  rights and  remedies  hereunder  and in  respect of such  collateral security and other  assurances of payment shall be cumulative and in addition to all other rights and remedies,  however existing or arising.  To the extent that it  lawfully  may,  the  Debtors  hereby  agree  that it will not invoke any law relating to the  marshalling of collateral  which might cause delay in or impede the  enforcement of the Secured Party's rights and remedies under this Agreement or under any other  instrument  creating or evidencing any of the Obligations or under  which  any of the  Obligations  is  outstanding  or by  which  any of the

Obligations  is secured or payment  thereof is  otherwise  assured,  and, to the extent that it lawfully may, the Debtors hereby  irrevocably  waive the benefits of all such laws.

     20.  PROCEEDS  OF  DISPOSITIONS;  EXPENSES.

     The Debtors  shall pay to the Secured Party on demand any and all expenses,

including reasonable attorneys' fees and disbursements,  incurred or paid by the

Secured Party in protecting,  preserving or enforcing the Secured Party's rights and  remedies  under  or in  respect  of any of  the  Obligations  or any of the

Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other  disposition of the Collateral  shall, to the extent actually  received in cash, be applied to the payment of the Obligations in such order or preference as the Secured  Party may  determine  proper,  allowance and provision  being made for any  Obligations  not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections  9-608(a)(1)(C)  or 9-615(a)(3)  of the Uniform  Commercial

Code of the State,  any excess shall be returned to the Debtors.  In the absence of final payment and  satisfaction  in full of all of the  Obligations,  and the

Debtors shall remain liable for any deficiency.

     21.  OVERDUE  AMOUNTS.

     Until paid, all amounts due and payable by the Debtors hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment,

interest at the rate of interest equal to 7% per annum.

     22.  GOVERNING  LAW;  CONSENT  TO  JURISDICTION.

     THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED  INSTRUMENT AND SHALL

BE GOVERNED BY, AND CONSTRUED IN  ACCORDANCE  WITH,  THE LAWS OF THE STATE.  The

Debtors  agree  that any  action  or claim  arising  out of, or any  dispute  in connection with, this Agreement,  any rights, remedies,  obligations,  or duties hereunder,  or the performance or enforcement hereof or thereof,  may be brought in the courts of the State or any federal court sitting  therein and consents to the  non-exclusive  jurisdiction  of such court and to service of process in any such suit being made upon the  Debtors by mail at the  address  set forth on the signature page hereto. The Debtors hereby waive any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     23.  WAIVER  OF  JURY  TRIAL.

     THE DEBTORS WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR

CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT,  ANY RIGHTS,

REMEDIES,  OBLIGATIONS,  OR DUTIES HEREUNDER,  OR THE PERFORMANCE OR ENFORCEMENT

HEREOF OR THEREOF.  Except as  prohibited  by law,  the Debtors  waive any right which it may  have to claim or  recover  in any  litigation  referred  to in the preceding sentence any special, exemplary,  punitive or consequential damages or any damages  other than,  or in addition  to,  actual  damages.  The Debtors (i)

certify that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented,  expressly or otherwise,  that the Secured

Party  would not,  in the event of  litigation,  seek to enforce  the  foregoing waivers or other waivers contained in this Agreement, and (ii) acknowledge that,

in entering into this Agreement,  the Secured Party is relying upon, among other things, the waivers and certifications contained in this Sec.23.

     24.  MISCELLANEOUS.

     The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon the Debtors and their respective successors and assigns,  and shall inure to the benefit of the Secured Party and its  successors and assigns.  If any term of this Agreement  shall be held to be invalid, illegal or unenforceable,  the validity of all other terms hereof shall in no way be affected  thereby,  and this  Agreement  shall be construed  and be enforceable  as if such  invalid,  illegal  or  unenforceable  term had not been included herein. The Debtors acknowledge receipt of a copy of this Agreement.

IN WITNESS WHEREOF,  intending to be legally bound, the Debtors have caused this

Agreement to be duly executed as of the date first above written.

                           SECTOR COMMUNICATIONS, INC.

                                   By: /S/ Mohamed Hadid

                                   ---------------------

                                   Name:     Mohamed  Hadid

                                   Title:    Chairman  of  the  Board

                                   Address:  1801  Century  Park  East

                                   23rd Floor

                                             Los  Angeles,  CA  90067

                                   EMODEL,  INC.

                                   By:/S/ Thomas Weinard

                                   ---------------------

                                   Name:     Thomas  Weinard

                                   Title:     Vice  President

Accepted:

By:/S/ Cortes W. Randell

------------------------

        Cortes  W.  Randell

        c/o  Federal  News  Service

        620  National  Press  Building

        Washington,  DC  20045

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH  OF  VIRGINIA   )

                             )  ss.

COUNTY  OF  FAIRFAX          )

     Before  me,  the  undersigned,  a  Notary  Public  in and  for  the  county aforesaid, on this 14 day of January, 2002, personally appeared Mohamed Hadid to me known personally,  and who, being by me duly sworn,  deposes and says that he is the Chairman of Sector  Communications,  Inc.,  and that said  instrument was signed and sealed on behalf of said  corporation  by  authority  of its Board of

Directors, and said Chairman acknowledged said instrument to be the free act and deed of said corporation.

/S/Jennifer L. Flammea

----------------------

Notary  Public

My  commission  expires: January 31, 2005